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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.




                Date of Report (Date of Earliest Event Reported):

                               September 17, 2003




                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




New York                              0-19357                   16-0838627
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(State of Incorporation)       (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)




200 Holleder Parkway, Rochester, New York                          14615
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(Address of Principal Executive Offices)                           (Zip Code)




Registrant's telephone number, including area code               (585) 647-6400
--------------------------------------------------------------------------------


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Item 5. Other Events and Regulation FD Disclosure.
--------------------------------------------------

On September 17, 2003, the Registrant issued a press release announcing a three-for-two stock split in the form of a 50% stock dividend. A copy of the press release is furnished herewith.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.     Description
-----------     -----------

99.1            Press Release
                dated September 17, 2003














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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MONRO MUFFLER BRAKE, INC.
                                       -------------------------
                                              (Registrant)






September 19, 2003                  By:  /s/ Catherine D'Amico
                                         -------------------------------------
                                         Catherine D'Amico
                                         Executive Vice President-Finance & CFO